Exhibit 99.1

                       [LOGO OF JEFFERSON PILOT FINANCIAL]

                                  PRESS RELEASE

                              For Immediate Release

                       Contact: John Still - 336/691-3382

           JEFFERSON PILOT REPORTS EARNINGS BEFORE INVESTMENT GAINS UP
                              NINE PERCENT IN 2005

(Greensboro, NC - February 6, 2006) Jefferson-Pilot Corporation (NYSE: JP), parent of the Jefferson Pilot Financial companies and one of the nation's leading life insurance, annuity, employee benefits, and broadcast companies, today reported earnings of $1.07 per share before realized investment gains for the fourth quarter of 2005, versus $1.04 in the fourth quarter of 2004. Net income for the quarter was $1.11 per share, including realized investment gains of $0.04 per share, compared to $1.06, including $0.02 per share of investment gains, in the year-earlier period.

For the year 2005, Jefferson Pilot's earnings per share before realized investment gains increased 9 percent to $4.20 from $3.85 in 2004. Net income for the year increased 5 percent to $4.25 from $4.04 excluding the cumulative effect of a change in accounting principle in 2004.

All per-share results are on a diluted basis.

Our Individual Products business enjoyed strong sales results in 2005, with annual growth of Individual Markets sales of 28 percent, including a gain of 7 percent in the fourth quarter. Average total UL and VUL fund balances grew a healthy 5 percent for the quarter and year. Individual Products earnings increased 5 percent for the year and 3 percent for the quarter, as good earnings growth from UL products were offset somewhat by runoff in older traditional individual life business.

Effective spread management in our Annuity and Investment Products business contributed to good earnings progress of 8 percent for the quarter and year. Despite a moderation in sales in the quarter, segment average fund balances progressed to $10.0 billion from $9.7 billion for the fourth quarter of 2004.

Despite lower quarterly earnings due to elevated loss ratios, similar to those experienced in the third quarter of 2005, Benefit Partners' earnings increased a strong 23 percent in 2005, with excellent gains for the year in each line of business. Benefit Partners' sales were excellent for the quarter and year.

Jefferson-Pilot Communications extended its strong long-term record and again demonstrated its very favorable competitive position by producing a 7 percent earnings gain for the quarter and record earnings of $57.6 million for the year against a background of muted industry results.

Fourth quarter earnings were augmented by net litigation-related items in the amount of $2.5 million after tax, primarily in the Corporate and Other segment.

With these good segment earnings, Jefferson Pilot's return on equity reached an exceptional 17 percent for the year 2005.

In commenting on Jefferson Pilot's 2005 results, CEO Dennis Glass noted, "We are very pleased with Jefferson Pilot's performance in 2005, and view it as a highly successful year, particularly considering the challenges posed to the life and annuity businesses by low interest rates. The momentum demonstrated by Jefferson Pilot in 2005 positions us well for our imminent merger with Lincoln National Corporation. We are confident that the combination of Lincoln and Jefferson Pilot will provide a powerful platform to meet the challenges of the ever-more-competitive financial services environment. Not least, we believe that we are creating a dynamic industry leader capable of providing outstanding results for shareholders."

                                  ************

Throughout this release, "reportable segment results" (also referred to as "segment earnings" or "earnings before realized investment gains") is defined as net income before realized investment gains and losses (and cumulative effect of change in accounting principle, if applicable). Reportable segment results is a non-GAAP measure. We believe reportable segment results provides relevant and useful information to investors, as it represents the basis on which we assess the performance of our business segments. We deem reportable segment results to be a meaningful measure for this purpose because, except for losses from other-than-temporary impairments, realized investment gains and losses occur primarily at our sole discretion. Note that reportable segment results as described above may not be comparable to similarly titled measures reported by other companies.

                                  ************

A conference call for the investment community to discuss these results will be held at 9:00 a.m. EST February 7, 2006. The call will be broadcast live on the Internet at www.jpfinancial.com, and will be archived.

                                  ************

Jefferson-Pilot Corporation ("Jefferson Pilot"), a holding company, is one of the nation's largest shareholder-owned life insurance companies. Jefferson Pilot's life insurance and annuity companies, principally Jefferson-Pilot Life Insurance Company, Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company, together known as Jefferson Pilot Financial, offer full lines of individual and group life insurance products as well as annuity and investment products. Jefferson-Pilot Communications Company owns and operates three network television stations and 18 radio stations, and produces and syndicates sports programming. Additional information on Jefferson Pilot can be found at www.jpfinancial.com.

In connection with the proposed transaction with Lincoln National Corporation , a registration statement on Form S-4 (Registration No. 333-130226), including a joint proxy statement/prospectus, and other materials have been filed with the SEC. WE URGE INVESTORS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND THESE OTHER DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE AND BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of these materials (when available), as well as other filings containing information about Lincoln and Jefferson Pilot, without charge, at the Securities and Exchange Commission's website (www.sec.gov). In addition, free copies of the definitive joint proxy statement/prospectus will be (when available), and Jefferson Pilot's other SEC filings are, also available on Jefferson Pilot's website (www.jpfinancial.com). Free copies of the definitive joint proxy statement/prospectus will be (when available), and Lincoln's other SEC filings are, also available on Lincoln's website (www.lfg.com).

Lincoln, Jefferson Pilot, their respective directors and officers and other persons may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Lincoln's directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2004 and in its proxy statement filed with the SEC on April 8, 2005, and information regarding Jefferson Pilot's directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2004 and in its proxy statement filed with the SEC on March 24, 2005. More detailed information regarding the identity of potential participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is available in the preliminary joint proxy statement/prospectus contained in the above-referenced registration statement on Form S-4.

This release includes statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts, and may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties that could significantly affect our actual results or financial condition. These risks and uncertainties include among others, general economic conditions (including the uncertainty as to the duration and rate of the current economic recovery), the impact on the economy from further terrorist activities or US military engagements, and interest rate levels, changes and fluctuations, all of which can impact our sales, investment portfolios, and earnings; competitive factors, including pricing pressures, technological developments, new product offerings and the emergence of new competitors; changes in federal and state taxes (including recently proposed and future changes to general tax rates, dividends, capital gains, retirement savings, and estate taxes); changes in the regulation of the insurance industry or financial services industry; changes in generally accepted or statutory accounting principles (such as Actuarial Guideline 38 referred to as AXXX); or changes in other laws and regulations and their impact.

Risks and uncertainties related to the transaction with Lincoln include, among others: (1) the shareholders of Lincoln may not approve the issuance of shares in connection with the merger and/or the Jefferson Pilot shareholders may not approve and adopt the merger agreement and the transactions contemplated by the merger agreement at the special shareholder meetings; (2) we may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause us to abandon the merger; (3) we may be unable to complete the merger or completing the merger may be more costly than expected because, among other reasons, conditions to the closing of the merger may not be satisfied; (4) problems may arise with the ability to successfully integrate Lincoln's and Jefferson Pilot's businesses, which may result in the combined company not operating as effectively and efficiently as expected; (5) the combined company may not be able to achieve the expected synergies from the merger or it may take longer than expected to achieve those synergies; (6) the merger may involve unexpected costs or unexpected liabilities, or the effects of purchase accounting may be different from our expectations; (7) the credit and insurer financial strength ratings of the combined company and its subsidiaries may be different from what the companies expect; and (8) the combined company may be adversely affected by future legislative, regulatory, or tax changes as well as other economic, business and/or competitive factors.

The risks included here are not exhaustive. The Registration Statement referred to above, as well as annual reports on Form 10-K, current reports on Form 8-K and other documents filed by Lincoln and Jefferson Pilot with the SEC include additional factors that could impact our businesses and financial performance. Given these risks and uncertainties, you should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this document, except as may be required by law.

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS
               (In Thousands, Except Share Information, Unaudited)

                                                                  THREE MONTHS ENDED                    YEAR ENDED
                                                          --------------------------------    --------------------------------
                                                             12/31/05          12/31/04          12/31/05          12/31/04
                                                          --------------    --------------    --------------    --------------
NET INCOME BY SOURCES
Individual Products                                       $       78,749    $       76,466    $      316,493    $      301,994
Annuity and Investment Products                                   21,663            20,007            82,892            76,416
Benefit Partners                                                  16,664            19,953            86,722            70,736
Communications                                                    17,711            16,606            57,624            54,410
Corporate and Other                                                9,447            10,270            27,628            32,689
                                                          --------------    --------------    --------------    --------------
  Total reportable segment results                               144,234           143,302           571,359           536,245
Realized investment gains (losses), net of taxes                   5,478             2,361             7,247            26,462
                                                          --------------    --------------    --------------    --------------
  Income before cumulative effect of change in
   accounting principle                                          149,712           145,663           578,606           562,707
Cumulative effect of change in accounting for
 long-duration  contracts, net of taxes                                -                 -                 -           (16,589)
                                                          --------------    --------------    --------------    --------------
    Net income                                            $      149,712    $      145,663    $      578,606    $      546,118
                                                          ==============    ==============    ==============    ==============

SHARE INFORMATION - ASSUMING DILUTION
Average number of shares outstanding                         135,407,087       137,669,310       136,057,094       139,213,034
                                                          ==============    ==============    ==============    ==============
Income before realized gains (losses) and
 cumulative effect of change in accounting
 principle                                                $         1.07    $         1.04    $         4.20    $         3.85
Realized investment gains (losses), net of taxes                    0.04              0.02              0.05              0.19
                                                          --------------    --------------    --------------    --------------
  Income before cumulative effect in change in
   accounting principle                                             1.11              1.06              4.25              4.04
Cumulative effect of change in accounting
 principle, net of taxes                                               -                 -                 -             (0.12)
                                                          --------------    --------------    --------------    --------------
    Net income                                            $         1.11    $         1.06    $         4.25    $         3.92
                                                          ==============    ==============    ==============    ==============

PERFORMANCE RATIOS (Annualized)
Return on average equity (1)                                        16.9%             17.9%             17.0%             16.8%
                                                          ==============    ==============    ==============    ==============
Dividend yield (2)                                                   3.0%              3.0%              3.1%              2.9%
                                                          ==============    ==============    ==============    ==============

(1) Calculated as total reportable segment results, divided by average equity (excluding accumulated other comprehensive income).

(2) Calculated as dividend paid per share, divided by the average market price per share.

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                CONSOLIDATED BALANCE SHEETS AND COMMON SHARE DATA
               (In Thousands, Except Share Information, Unaudited)

                                                             12/31/05         12/31/04
                                                          --------------   --------------
ASSETS
Cash and investments                                      $   28,140,618   $   27,654,982
Accrued investment income                                        344,976          341,559
Due from reinsurers                                            1,317,925        1,341,389
Deferred policy acquisition costs                              2,346,012        1,957,843
Value of business acquired                                       476,039          472,150
Goodwill                                                         311,894          311,894
Other assets                                                     673,233          651,614
Assets held in separate accounts                               2,467,560        2,373,385
                                                          --------------   --------------
    Total assets                                          $   36,078,257   $   35,104,816
                                                          ==============   ==============

LIABILITIES
Policy liabilities                                        $   27,092,222   $   26,165,901
Debt:
    Commercial paper borrowings                                  260,254          187,692
    Obligations under repurchase agreements                      451,627          468,287
    Notes payable                                                599,680          599,649
    Junior subordinated debentures                               309,279          309,279
Income tax liabilities                                           537,738          619,900
Accounts payable, accruals and other liabilities                 443,023          446,852
Liabilities related to separate accounts                       2,467,560        2,373,385
                                                          --------------   --------------
    Total liabilities                                         32,161,383       31,170,945
                                                          --------------   --------------

STOCKHOLDERS' EQUITY
Common stock and paid in capital                                 185,766          180,572
Retained earnings                                              3,293,293        3,070,525
Accumulated other comprehensive income:
    Net unrealized gains:
      Bonds, net of DAC, VOBA and taxes                          178,472          402,508
      Equities, net of taxes                                     271,990          289,928
    Other                                                        (12,647)          (9,662)
                                                          --------------   --------------
        Total accumulated other comprehensive income             437,815          682,774
                                                          --------------   --------------
      Total stockholders' equity                               3,916,874        3,933,871
                                                          --------------   --------------
        Total liabilities and stockholders' equity        $   36,078,257   $   35,104,816
                                                          ==============   ==============

SHARE INFORMATION
Shares outstanding                                           134,378,258      136,819,214
                                                          ==============   ==============
Book value per share                                      $        29.15   $        28.75
                                                          ==============   ==============
Book value per share, excluding accumulated other
 comprehensive income                                     $        25.89   $        23.76
                                                          ==============   ==============

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                   CONSOLIDATED CONDENSED STATEMENTS OF INCOME
               (In Thousands, Except Share Information, Unaudited)

                                                                 THREE MONTHS ENDED                    YEAR ENDED
                                                          -------------------------------   -------------------------------
                                                             12/31/05          12/31/04        12/31/05         12/31/04
                                                          --------------   --------------   --------------   --------------
REVENUE
Premiums and other considerations                         $      341,080   $      332,902   $    1,355,668   $    1,292,612
Universal life and investment product charges                    197,776          188,152          783,224          732,356
Net investment income                                            428,903          445,264        1,690,432        1,671,520
Realized investment gains (losses)                                 8,642            3,631           11,150           40,750
Communications sales                                              69,302           67,974          246,196          240,742
Broker-dealer concessions and other                               34,517           30,136          133,037          124,169
                                                          --------------   --------------   --------------   --------------
    Total revenue                                              1,080,220        1,068,059        4,219,707        4,102,149
                                                          --------------   --------------   --------------   --------------

BENEFITS AND EXPENSES
Insurance and annuity benefits                                   597,844          586,089        2,317,504        2,286,629
Insurance commissions, net of deferrals                           65,334           61,304          262,857          250,317
General and administrative expenses, net of deferrals             43,418           49,925          177,193          183,011
Insurance taxes, licenses and fees                                18,008           19,856           81,600           73,347
Amortization of policy acquisition costs and
    value of business acquired                                    79,765           89,274          318,035          287,428
Interest expense                                                  16,439           13,201           60,166           48,181
Communications operations                                         36,227           36,193          135,750          133,009
                                                          --------------   --------------   --------------   --------------
    Total benefits and expenses                                  857,035          855,842        3,353,105        3,261,922
                                                          --------------   --------------   --------------   --------------

Income before income taxes and cumulative effect of
    change in accounting principle                               223,185          212,217          866,602          840,227
Income taxes                                                      73,473           66,554          287,996          277,520
                                                          --------------   --------------   --------------   --------------
Income before cumulative effect of change in
    accounting principle                                         149,712          145,663          578,606          562,707
Cumulative effect of change in accounting for
    long-duration contracts, net of taxes                              -                -                -          (16,589)
                                                          --------------   --------------   --------------   --------------
      Net income                                          $      149,712   $      145,663   $      578,606   $      546,118
                                                          ==============   ==============   ==============   ==============

SHARE INFORMATION - ASSUMING DILUTION
Average number of shares outstanding                         135,407,087      137,669,310      136,057,094      139,213,034
                                                          ==============   ==============   ==============   ==============
Earnings per share before realized gains (losses) and
    cumulative effect of change in accounting principle   $         1.07   $         1.04   $         4.20   $         3.85
Realized investment gains (losses), net of taxes                    0.04             0.02             0.05             0.19
                                                          --------------   --------------   --------------   --------------
Earnings per share before cumulative effect of change
    in accounting principle                                         1.11             1.06             4.25             4.04
Cumulative effect of change in accounting principle,
    net of taxes                                                       -                -                -            (0.12)
                                                          --------------   --------------   --------------   --------------
      Net income                                          $         1.11   $         1.06   $         4.25   $         3.92
                                                          ==============   ==============   ==============   ==============

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (In Thousands, Unaudited)

                                                                 THREE MONTHS ENDED                      YEAR ENDED
                                                          --------------------------------    --------------------------------
                                                             12/31/05         12/31/04           12/31/05          12/31/04
                                                          --------------    --------------    --------------    --------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                $      149,712    $      145,663    $      578,606    $      546,118
Adjustments to reconcile net income to net cash
 provided by operating activities:
      Change in policy liabilities                                90,932            69,162           168,356           250,621
      Net amount credited to (deducted from)
       policyholder accounts                                     (13,834)           24,377           (42,954)           78,362
      Net deferral of policy acquisition costs and sales
       inducements                                               (60,629)          (19,033)         (270,007)         (232,762)
      Net amortization of value of business acquired               6,154           (21,323)           51,696            (2,847)
      Group coinsurance assumed                                        -                 -                 -           328,875
      Other                                                       14,619           (21,537)          (10,150)           22,857
                                                          --------------    --------------    --------------    --------------
        Net cash provided by operating activities                186,954           177,309           475,547           991,224
                                                          --------------    --------------    --------------    --------------

CASH FLOWS FROM INVESTING ACTIVITIES
Securities and loans purchased and sold                         (118,569)         (168,745)         (932,173)       (1,644,185)
Other investing activities, net                                   (5,015)          (14,200)          (46,393)         (141,765)
                                                          --------------    --------------    --------------    --------------
    Net cash used in investing activities                       (123,584)         (182,945)         (978,566)       (1,785,950)
                                                          --------------    --------------    --------------    --------------

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder contract deposits                                   698,901           751,180         2,849,880         2,905,330
Policyholder contract withdrawals                               (575,667)         (626,698)       (2,294,312)       (1,884,142)
Funding agreements issuance                                            -                 -           300,000                 -
Net borrowings (repayments)                                      (11,671)          (12,608)           55,902           200,806
Net issuance (repurchase) of common shares                        13,943            12,551          (131,194)         (213,161)
Cash dividends paid                                              (55,994)          (51,890)         (220,586)         (202,820)
Other financing activities, net                                    3,244            (4,433)            6,250             3,917
                                                          --------------    --------------    --------------    --------------
    Net cash provided by financing activities                     72,756            68,102           565,940           809,930
                                                          --------------    --------------    --------------    --------------

Net change in cash and cash equivalents                          136,126            62,466            62,921            15,204
Cash and cash equivalents, beginning of period                    13,767            24,506            86,972            71,768
                                                          --------------    --------------    --------------    --------------
Cash and cash equivalents, end of period                  $      149,893    $       86,972    $      149,893    $       86,972
                                                          ==============    ==============    ==============    ==============

SUPPLEMENTAL CASH FLOW INFORMATION
Federal income taxes paid                                 $       30,439    $       53,456    $      218,848    $       83,272
                                                          ==============    ==============    ==============    ==============
Interest paid                                             $        8,715    $        3,838    $       67,896    $       45,608
                                                          ==============    ==============    ==============    ==============

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                               INDIVIDUAL PRODUCTS
                            (In Thousands, Unaudited)

The Individual Products distribution system offers a wide array of life insurance products to individuals and employers through captive agents (career and home service agency forces), independent agents (recruited through independent marketing organizations and a regional marketing network) and financial institutions. Reportable segment results and performance measures were:

                                                                 THREE MONTHS ENDED                      YEAR ENDED
                                                          --------------------------------    --------------------------------
                                                             12/31/05          12/31/04          12/31/05          12/31/04
                                                          --------------    --------------    --------------    --------------
REPORTABLE SEGMENT RESULTS
UL-Type Products:
    Net investment income                                 $      191,484    $      192,739    $      751,591    $      746,578
    Interest credited to policyholders                          (126,584)         (128,167)         (509,004)         (507,073)
                                                          --------------    --------------    --------------    --------------
      Interest margin                                             64,900            64,572           242,587           239,505
                                                          --------------    --------------    --------------    --------------
    Product charge revenue:
      Cost of insurance charges                                  141,053           133,762           583,392           539,205
      Expense charges                                             47,236            42,802           162,267           148,754
      Surrender charges                                            8,045            10,389            32,977            40,663
                                                          --------------    --------------    --------------    --------------
        Total product charge revenue                             196,334           186,953           778,636           728,622
                                                          --------------    --------------    --------------    --------------
    Death benefits and other insurance benefits                  (95,048)          (73,803)         (350,425)         (312,799)
    Expenses, excluding amortization of DAC and VOBA             (17,965)          (26,471)          (83,579)          (97,057)
    Amortization of DAC and VOBA                                 (50,847)          (58,526)         (193,765)         (190,307)
    Miscellaneous income (expense)                                  (194)             (222)             (709)             (793)
                                                          --------------    --------------    --------------    --------------
      UL-type product income before taxes                         97,180            92,503           392,745           367,171
                                                          --------------    --------------    --------------    --------------

Traditional Products:
    Premiums and other considerations                             36,503            36,963           145,620           152,260
    Net investment income                                         36,267            38,976           145,668           153,726
    Benefits                                                     (40,308)          (42,771)         (164,011)         (172,822)
    Expenses, excluding amortization of DAC and VOBA              (7,528)           (5,525)          (28,348)          (25,296)
    Amortization of DAC and VOBA                                  (4,600)           (4,807)          (15,601)          (16,679)
                                                          --------------    --------------    --------------    --------------
      Traditional product income before taxes                     20,334            22,836            83,328            91,189
                                                          --------------    --------------    --------------    --------------
    Reportable segment results before income taxes               117,514           115,339           476,073           458,360
    Income taxes                                                 (38,765)          (38,873)         (159,580)         (156,366)
                                                          --------------    --------------    --------------    --------------
      Reportable segment results                          $       78,749    $       76,466    $      316,493    $      301,994
                                                          ==============    ==============    ==============    ==============

PERFORMANCE MEASURES
Annualized life insurance premium sales:
    Individual Markets excluding Community Banks and BOLI $       67,944    $       63,212    $      268,983    $      210,779
    Community Banks and BOLI                                       1,692             2,748             2,557             9,068
                                                          --------------    --------------    --------------    --------------
                                                          $       69,636    $       65,960    $      271,540    $      219,847
                                                          ==============    ==============    ==============    ==============

Average  UL policyholder fund balances                    $   11,783,292    $   11,305,673    $   11,591,299    $   11,131,061
Average VUL separate account assets                            1,793,562         1,595,509         1,715,226         1,535,282
                                                          --------------    --------------    --------------    --------------
                                                          $   13,576,854    $   12,901,182    $   13,306,525    $   12,666,343
                                                          ==============    ==============    ==============    ==============

Average face amount of insurance in force:
    Total                                                 $  167,831,000    $  165,454,000    $  166,861,000    $  165,762,000
                                                          ==============    ==============    ==============    ==============
    UL-Type Contracts                                     $  130,537,000    $  127,638,000    $  129,466,000    $  126,876,000
                                                          ==============    ==============    ==============    ==============
Average assets                                            $   19,555,326    $   18,629,895    $   19,197,126    $   18,292,475
                                                          ==============    ==============    ==============    ==============

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                         ANNUITY AND INVESTMENT PRODUCTS
                            (In Thousands, Unaudited)

Annuity and Investment Products (referred to as AIP) offers fixed and variable annuities and investment products through proprietary and independent agents, financial institutions, investment professionals and broker-dealers. Reportable segment results and performance measures were:

                                                                THREE MONTHS ENDED                     YEAR ENDED
                                                          -------------------------------   --------------------------------
                                                             12/31/05         12/31/04         12/31/05         12/31/04
                                                          --------------   --------------   --------------   --------------
REPORTABLE SEGMENT RESULTS
Investment product charges and premiums                   $        3,319   $        3,111   $       12,523   $       12,152
Net investment income                                            152,037          167,504          594,865          592,907
Broker-dealer concessions and other                               32,369           28,147          124,765          112,618
                                                          --------------   --------------   --------------   --------------
   Total revenue                                                 187,725          198,762          732,153          717,677
                                                          --------------   --------------   --------------   --------------
Policy benefits (including interest credited)                    103,244          118,549          403,681          426,141
Insurance expenses                                                20,117           22,546           83,377           67,958
Broker-dealer expenses                                            31,481           27,217          119,226          107,203
                                                          --------------   --------------   --------------   --------------
   Total benefits and expenses                                   154,842          168,312          606,284          601,302
                                                          --------------   --------------   --------------   --------------
Reportable segment results before income taxes                    32,883           30,450          125,869          116,375
Income taxes                                                      11,220           10,443           42,977           39,959
                                                          --------------   --------------   --------------   --------------
   Reportable segment results                             $       21,663   $       20,007   $       82,892   $       76,416
                                                          ==============   ==============   ==============   ==============

PERFORMANCE MEASURES
Fixed annuity premium sales                               $      230,052   $      304,416   $    1,027,906   $    1,217,408
Variable annuity premium sales                                        27              118              160              461
                                                          --------------   --------------   --------------   --------------
   Total                                                  $      230,079   $      304,534   $    1,028,066   $    1,217,869
                                                          ==============   ==============   ==============   ==============
Funding agreements issuance                               $            -   $            -   $      300,000   $            -
                                                          ==============   ==============   ==============   ==============
Investment product sales                                  $    1,336,187   $    1,012,867   $    5,328,956   $    4,780,355
                                                          ==============   ==============   ==============   ==============
Average fixed policyholder fund balances                  $    9,446,514   $    9,382,128   $    9,467,448   $    9,169,098
Average separate account policyholder fund balances              272,791          315,188          289,976          332,250
Average funding agreement balances                               300,000                -          187,500                -
                                                          --------------   --------------   --------------   --------------
                                                          $   10,019,305   $    9,697,316   $    9,944,924   $    9,501,348
                                                          ==============   ==============   ==============   ==============

Effective investment spreads for fixed annuities and
   funding agreements                                               2.00%            2.00%            1.96%            1.76%
                                                          ==============   ==============   ==============   ==============
Effective investment spreads for fixed annuities and
   funding agreements, excluding gross FAS 133
   impact                                                           1.96%            1.81%            1.90%            1.73%
                                                          ==============   ==============   ==============   ==============
FAS 133 adjustment, net of DAC effect and income
   taxes                                                  $          337   $        1,794   $        1,745   $          961
                                                          ==============   ==============   ==============   ==============
Fixed annuity surrenders as a % of beginning fund
   balance                                                          15.8%            15.8%            16.2%            12.3%
                                                          ==============   ==============   ==============   ==============
Fixed annuity general and administrative expenses
   as a % of average invested assets                                0.22%            0.21%            0.20%            0.18%
                                                          ==============   ==============   ==============   ==============
Average assets                                            $   10,813,729   $   10,491,585   $   10,682,804   $   10,359,786
                                                          ==============   ==============   ==============   ==============

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                                BENEFIT PARTNERS
                            (In Thousands, Unaudited)

Benefit Partners offers group non-medical products such as term life, disability and dental insurance to the employer marketplace. These non-medical products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit firms, brokers, third party administrators and other employee benefit providers. Reportable segment results and performance measures were:

                                                                THREE MONTHS ENDED                    YEAR ENDED
                                                          -------------------------------   -------------------------------
                                                             12/31/05         12/31/04         12/31/05         12/31/04
                                                          --------------   --------------   --------------   --------------
REPORTABLE SEGMENT RESULTS
Premiums and other considerations                         $      295,605   $      288,807   $    1,181,978   $    1,113,250
Net investment income                                             24,833           23,607           96,834           88,866
                                                          --------------   --------------   --------------   --------------
    Total revenue                                                320,438          312,414        1,278,812        1,202,116
                                                          --------------   --------------   --------------   --------------
Policy benefits                                                  223,613          215,596          861,259          840,728
Expenses                                                          71,188           66,121          284,135          252,563
                                                          --------------   --------------   --------------   --------------
    Total benefits and expenses                                  294,801          281,717        1,145,394        1,093,291
                                                          --------------   --------------   --------------   --------------
Reportable segment results before income taxes                    25,637           30,697          133,418          108,825
Income taxes                                                       8,973           10,744           46,696           38,089
                                                          --------------   --------------   --------------   --------------
    Reportable segment results                            $       16,664   $       19,953   $       86,722   $       70,736
                                                          ==============   ==============   ==============   ==============

PERFORMANCE MEASURES
Life, Disability and Dental annualized sales              $       80,763   $       54,126   $      261,377   $      202,876
                                                          ==============   ==============   ==============   ==============
Premiums and other considerations:
    Life                                                  $      106,186   $      110,600   $      426,858   $      422,991
    Disability                                                   126,373          115,120          487,434          428,668
    Dental                                                        33,171           34,079          130,560          133,813
    Other                                                         29,875           29,008          137,126          127,778
                                                          --------------   --------------   --------------   --------------
      Total                                               $      295,605   $      288,807   $    1,181,978   $    1,113,250
                                                          ==============   ==============   ==============   ==============
Reportable segment results:
    Life                                                  $        4,479   $       11,470   $       38,820   $       30,395
    Disability                                                     7,159            6,494           38,611           35,604
    Dental                                                         3,476            1,850            6,106            4,000
    Other                                                          1,550              139            3,185              737
                                                          --------------   --------------   --------------   --------------
      Total                                               $       16,664   $       19,953   $       86,722   $       70,736
                                                          ==============   ==============   ==============   ==============
Loss ratios:
    Life                                                            77.3%            68.5%            69.7%            73.5%
    Disability                                                      75.5             77.4             71.7             72.9
    Dental                                                          65.6             73.1             73.5             76.8
      Combined                                                      75.0             73.0             71.1             73.7

Gross general and administrative expenses as a %
    of premium income                                               10.9             10.6             10.1             10.1
Total expenses as a % of premium income                             24.1             23.0             24.1             22.7

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                     COMMUNICATIONS AND CORPORATE AND OTHER
                            (In Thousands, Unaudited)

Jefferson-Pilot Communications Company ("Communications") operates television and radio broadcast properties and produces syndicated sports and entertainment programming.

The Corporate and Other Segment includes activities of the parent company and passive investment affiliates, surplus of the life insurance subsidiaries not otherwise allocated to the reportable segments including earnings thereon, financing expenses on corporate debt and debt securities, and federal and state income taxes not otherwise allocated to business segments.

Reportable segment results for Communications and Corporate and Other were:

                                                                THREE MONTHS ENDED                    YEAR ENDED
                                                          -------------------------------   -------------------------------
                                                             12/31/05         12/31/04         12/31/05         12/31/04
                                                          --------------   --------------   --------------   --------------
REPORTABLE SEGMENT RESULTS - COMMUNICATIONS
Communications revenues, net                              $       69,302   $       67,973   $      246,571   $      241,117
Cost of sales                                                     16,628           15,080           50,344           47,779
Operating expenses                                                19,599           21,113           85,406           85,230
                                                          --------------   --------------   --------------   --------------
    Broadcast cash flow                                           33,075           31,780          110,821          108,108
Depreciation and amortization                                      2,011            2,311            8,334            8,833
Corporate general and administrative expenses                      1,125            2,040            5,822            7,285
Net interest expense and other                                       464              510            1,941            2,115
                                                          --------------   --------------   --------------   --------------
    Reportable segment results before income taxes                29,475           26,919           94,724           89,875
Income taxes                                                      11,764           10,313           37,100           35,465
                                                          --------------   --------------   --------------   --------------
    Reportable segment results                            $       17,711   $       16,606   $       57,624   $       54,410
                                                          ==============   ==============   ==============   ==============

REPORTABLE SEGMENT RESULTS - CORPORATE AND OTHER
Earnings on investments and other income                  $       24,735   $       22,946   $      103,031   $       94,941
Interest expense on debt                                         (16,418)         (13,198)         (60,124)         (48,178)
Operating expenses                                                   715           (4,567)         (17,541)         (20,718)
Income taxes                                                         415            5,089            2,262            6,644
                                                          --------------   --------------   --------------   --------------
    Reportable segment results                                     9,447           10,270           27,628           32,689
Realized investment gains, net of taxes                            5,478            2,361            7,247           26,462
                                                          --------------   --------------   --------------   --------------
    Reportable segment results, including realized
       investment gains                                   $       14,925   $       12,631   $       34,875   $       59,151
                                                          ==============   ==============   ==============   ==============

                                ASSETS BY SEGMENT
                            (In Millions, Unaudited)

                                                                                               12/31/05         12/31/04
                                                                                            --------------   --------------
ASSETS BY SEGMENT
Individual Products                                                                         $       19,672   $       18,776
Annuity and Investment Products                                                                     10,794           10,504
Benefit Partners                                                                                     1,937            1,839
Communications                                                                                         224              223
Corporate and Other                                                                                  3,451            3,763
                                                                                            --------------   --------------
    Total assets                                                                            $       36,078   $       35,105
                                                                                            ==============   ==============

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                         QUARTERLY FINANCIAL HIGHLIGHTS
               (In Millions, Except Share Information, Unaudited)

                                                                        THREE MONTHS ENDED
                                           ----------------------------------------------------------------------------
                                            12/31/05      9/30/05       6/30/05      3/31/05     12/31/04      9/30/04
                                           ----------   ----------    ----------   ----------   ----------   ----------
REVENUE
Individual Products                        $    460.4   $    454.9    $    449.6   $    455.9   $    455.4   $    437.4
Annuities and Investment Products               187.7        191.5         184.3        168.6        198.8        166.2
Benefit Partners                                320.4        310.9         334.2        313.3        312.4        307.9
Communications                                   69.4         60.5          56.7         60.4         67.5         58.7
Corporate and Other                              33.7         28.7          34.0         33.5         30.4         28.5
Realized investment gains (losses)                8.6         (7.4)          4.4          5.5          3.6          3.4
                                           ----------   ----------    ----------   ----------   ----------   ----------
    Total revenues                         $  1,080.2   $  1,039.1    $  1,063.2   $  1,037.2   $  1,068.1   $  1,002.1
                                           ==========   ==========    ==========   ==========   ==========   ==========

REPORTABLE SEGMENT RESULTS
Individual Products                        $     78.7   $     77.5    $     75.9   $     84.3   $     76.5   $     75.3
Annuities and Investment Products                21.7         24.0          15.6         21.7         20.0         17.6
Benefit Partners                                 16.7         15.0          21.3         33.8         20.0         19.7
Communications                                   17.7         13.9          15.0         11.0         16.6         13.5
Corporate and Other                               9.4          5.2           6.1          6.9         10.2          5.5
                                           ----------   ----------    ----------   ----------   ----------   ----------
    Total reportable segment results            144.2        135.6         133.9        157.7        143.3        131.6
Realized investment gains (losses),
    net of taxes                                  5.5         (4.7)          2.9          3.5          2.4          2.2
                                           ----------   ----------    ----------   ----------   ----------   ----------
      Income before cumulative
        effect of change in
        accounting principle                    149.7        130.9         136.8        161.2        145.7        133.8
Cumulative effect of change in
    accounting principle, net of
    taxes (1)                                       -            -             -            -            -            -
                                           ----------   ----------    ----------   ----------   ----------   ----------
      Net income                           $    149.7   $    130.9    $    136.8   $    161.2   $    145.7   $    133.8
                                           ==========   ==========    ==========   ==========   ==========   ==========

PER SHARE - ASSUMING DILUTION
Earnings before realized gains (losses)
    and cumulative effect of change in
    accounting principle                   $     1.07   $     1.00    $     0.98   $     1.15   $     1.04   $     0.96
Realized investment gains (losses),
    net of taxes                                 0.04        (0.03)         0.02         0.02         0.02         0.01
                                           ----------   ----------    ----------   ----------   ----------   ----------
Earnings before cumulative effect
    of change in accounting principle            1.11         0.97          1.00         1.17         1.06         0.97
Cumulative effect of change in
    accounting principle, net of
    taxes (1)                                       -            -             -            -            -            -
                                           ----------   ----------    ----------   ----------   ----------   ----------
      Net income                           $     1.11   $     0.97    $     1.00   $     1.17   $     1.06   $     0.97
                                           ==========   ==========    ==========   ==========   ==========   ==========

PERFORMANCE MEASURES
Return on average equity (2)                     16.9%        16.2%         16.1%        19.2%        17.9%        16.9%
                                           ==========   ==========    ==========   ==========   ==========   ==========
Market price per share (period end)        $    56.93   $    51.17    $    50.42   $    49.05   $    51.96   $    49.66
                                           ==========   ==========    ==========   ==========   ==========   ==========
Dividends paid per share                   $     0.42   $     0.42    $     0.42   $     0.38   $     0.38   $     0.38
                                           ==========   ==========    ==========   ==========   ==========   ==========
Dividend yield (3)                                3.0%         3.2%          3.3%         3.0%         3.0%         2.9%
                                           ==========   ==========    ==========   ==========   ==========   ==========

                                                    THREE MONTHS ENDED
                                           -------------------------------------
                                             6/30/04      3/31/04      12/31/03
                                           ----------   ----------    ----------
REVENUE
Individual Products                        $    443.8   $    443.8    $    444.3
Annuities and Investment Products               177.4        175.3         177.4
Benefit Partners                                331.0        250.9         208.1
Communications                                   55.9         58.1          63.3
Corporate and Other                              28.9         33.3          32.7
Realized investment gains (losses)               10.2         23.4         (42.8)
                                           ----------   ----------    ----------
    Total revenues                         $  1,047.2   $    984.8    $    883.0
                                           ==========   ==========    ==========

REPORTABLE SEGMENT RESULTS
Individual Products                        $     75.2   $     75.0    $     80.4
Annuities and Investment Products                19.8         19.1          22.3
Benefit Partners                                 19.7         11.4          16.2
Communications                                   13.7         10.6          15.4
Corporate and Other                               6.5         10.4           9.8
                                           ----------   ----------    ----------
    Total reportable segment results            134.9        126.5         144.1
Realized investment gains (losses),
    net of taxes                                  7.1         14.7         (27.8)
                                           ----------   ----------    ----------
      Income before cumulative
        effect of change in
        accounting principle                    142.0        141.2         116.3
Cumulative effect of change in
    accounting principle, net of
    taxes (1)                                       -        (16.6)            -
                                           ----------   ----------    ----------
      Net income                           $    142.0   $    124.6    $    116.3
                                           ==========   ==========    ==========

PER SHARE - ASSUMING DILUTION
Earnings before realized gains (losses)
    and cumulative effect of change in
    accounting principle                   $     0.97   $     0.89    $     1.01
Realized investment gains (losses),
    net of taxes                                 0.05         0.10         (0.19)
                                           ----------   ----------    ----------
Earnings before cumulative effect
    of change in accounting principle            1.02         0.99          0.82
Cumulative effect of change in
    accounting principle, net of
    taxes (1)                                       -        (0.12)            -
                                           ----------   ----------    ----------
      Net income                           $     1.02   $     0.87    $     0.82
                                           ==========   ==========    ==========

PERFORMANCE MEASURES
Return on average equity (2)                     17.4%        16.2%         18.6%
                                           ==========   ==========    ==========
Market price per share (period end)        $    50.80   $    55.01    $    50.65
                                           ==========   ==========    ==========
Dividends paid per share                   $     0.38   $     0.33    $     0.33
                                           ==========   ==========    ==========
Dividend yield (3)                                2.8%         2.5%          2.7%
                                           ==========   ==========    ==========

(1) 1Q04 reflects a $3.7 million impact of adoption of SOP 03-1 implementation guidance issued in 3Q04.

(2) Calculated as total reportable segment results (annualized), divided by average equity (excluding accumulated other comprehensive income).

(3) Calculated as dividend paid per share (annualized), divided by the average market price per share.

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                          INVESTMENT PORTFOLIO ANALYSIS
                            (In Thousands, Unaudited)

                                                                       12/31/05                             12/31/04
                                                          ----------------------------------   ----------------------------------
                                                              AMOUNT             PERCENT           AMOUNT              PERCENT
                                                          --------------      --------------   --------------      --------------
INVESTED ASSETS COMPOSITION
Cash and cash equivalents                                 $      149,893                 0.5%  $       86,972                 0.3%
Bonds                                                         22,169,835                78.8       22,081,106                79.8
Preferred stocks                                                  12,577                   -           15,247                 0.1
Common stocks, unaffiliated                                      617,909                 2.2          647,941                 2.3
Mortgages loans, net                                           3,981,960                14.2        3,667,291                13.3
Real estate, net                                                 124,154                 0.4          124,973                 0.5
Policy loans and other                                         1,084,290                 3.9        1,031,452                 3.7
                                                          --------------      --------------   --------------      --------------
    Total invested assets                                 $   28,140,618               100.0%  $   27,654,982               100.0%
                                                          ==============      ==============   ==============      ==============

TOTAL FIXED INCOME PORTFOLIO YIELD-TO-MATURITY                                                           6.13%               6.25%

BOND PORTFOLIO COMPOSITION
U.S. government                                           $      246,639                 1.1%  $      265,204                 1.2%
Mortgage-backed                                                2,549,342                11.5        2,358,141                10.7
Private placements                                             5,108,980                23.0        5,126,255                23.2
Public - corporates                                           14,264,874                64.4       14,331,506                64.9
                                                          --------------      --------------   --------------      --------------
    Total bonds                                           $   22,169,835               100.0%   $  22,081,106               100.0%
                                                          ==============      ==============   ==============      ==============

Yield-to-maturity                                                   5.97%                                6.04%
Average life                                                        7.62yrs                              7.55yrs
Duration                                                            5.25                                 5.23
Average quality                                                       A3                                   A3

BOND PORTFOLIO QUALITY
                 NAIC Rating         S&P Equivalent
                 -----------         --------------
                      1                 AAA - A           $   12,903,056                58.2%  $   12,472,670                56.5%
                      2                   BBB                  7,932,487                35.8        8,309,596                37.6
                     3-6              BB and lower             1,334,292                 6.0        1,298,840                 5.9
                                                          --------------      --------------   --------------      --------------
                 Total Bonds                              $   22,169,835               100.0%  $   22,081,106               100.0%
                                                          ==============      ==============   ==============      ==============

FIXED MATURITY SECURITIES
Gross unrealized gains                                    $      713,180                       $    1,119,001
Gross unrealized losses                                         (245,547)                             (65,951)
                                                          --------------                       --------------
    Net unrealized gains                                  $      467,633                       $    1,053,050
                                                          ==============                       ==============

MORTGAGE LOAN PORTFOLIO
Yield-to-maturity                                                   6.97%                                7.29%
Average maturity                                                    7.22yrs                              7.09yrs
Total delinquent loans and loans in foreclosure,
  at amortized cost                                       $            -                       $        5,987
Delinquent loans as a percentage of mortgage loans                     -%                                0.16%
Net book value of real estate acquired in satisfaction
  of mortgage indebtedness                                $        5,967                       $        3,700

                                                                 THREE MONTHS ENDED                      YEAR ENDED
                                                          --------------------------------    --------------------------------
                                                             12/31/05          12/31/04          12/31/05          12/31/04
                                                          --------------    --------------    --------------    --------------
REALIZED INVESTMENT GAINS (LOSSES)
Stock gains                                               $            -    $       13,200    $       19,331    $       95,563
Stock losses                                                           -              (640)           (1,223)           (4,768)
Bond gains                                                         7,512             5,671            35,425            36,808
Bond losses from sales and calls                                  (5,619)           (5,754)          (19,726)          (36,436)
Bond losses from writedowns                                       (2,540)           (9,741)          (34,986)          (58,463)
Other gains (losses), net                                          9,633              (216)           14,030             6,339
                                                          --------------    --------------    --------------    --------------
    Total pretax gains (losses)                                    8,986             2,520            12,851            39,043
Amortization of DAC, VOBA and deferred sales inducements            (344)            1,111            (1,701)            1,707
Income taxes                                                      (3,164)           (1,270)           (3,903)          (14,288)
                                                          --------------    --------------    --------------    --------------
    Realized investment gains (losses), net of taxes      $        5,478    $        2,361    $        7,247    $       26,462
                                                          ==============    ==============    ==============    ==============

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
              INSURANCE SEGMENTS' EXPENSE AND DAC AND VOBA ANALYSIS
                            (In Thousands, Unaudited)

                                                                 THREE MONTHS ENDED                      YEAR ENDED
                                                          --------------------------------    --------------------------------
                                                             12/31/05          12/31/04          12/31/05          12/31/04
                                                          --------------    --------------    --------------    --------------
INSURANCE SEGMENT EXPENSE ANALYSIS
Individual Products:
    Commissions                                           $       81,565    $       78,460    $      341,279    $      276,703
    General and administrative expenses                           38,027            33,250           134,035           122,786
    Taxes, licenses and fees                                       8,915            12,467            45,529            44,340
                                                          --------------    --------------    --------------    --------------
      Total commissions and expenses incurred                    128,507           124,177           520,843           443,829
    Less: commissions and expenses capitalized                  (103,014)          (92,181)         (408,916)         (321,476)
    Amortization of DAC and VOBA                                  55,447            63,333           209,366           206,986
                                                          --------------    --------------    --------------    --------------
      Net expense                                         $       80,940    $       95,329    $      321,293    $      329,339
                                                          ==============    ==============    ==============    ==============

Annuity and Investment Products:
    Insurance companies:
      Commissions - insurance companies                   $       15,358    $       19,744    $       65,183    $       76,225
      General and administrative expenses                          8,247             6,089            26,081            21,292
      Taxes, licenses and fees                                       723               999             2,844             2,783
                                                          --------------    --------------    --------------    --------------
        Gross commissions and expenses incurred                   24,328            26,832            94,108           100,300
    Less: commissions and expenses capitalized                   (17,980)          (22,778)          (76,148)          (85,398)
    Amortization of DAC and VOBA                                  13,769            18,493            65,417            53,056
                                                          --------------    --------------    --------------    --------------
      Net expense - insurance companies                           20,117            22,547            83,377            67,958
                                                          --------------    --------------    --------------    --------------
    Broker/Dealer:
      Commissions                                                 27,455            24,092           106,487            95,447
      Other                                                        4,026             3,125            12,739            11,756
                                                          --------------    --------------    --------------    --------------
        Net expense - broker/dealer                               31,481            27,217           119,226           107,203
                                                          --------------    --------------    --------------    --------------
          Net expense                                     $       51,598    $       49,764    $      202,603    $      175,161
                                                          ==============    ==============    ==============    ==============

Benefit Partners:
    Commissions                                           $       32,553    $       31,118    $      134,971    $      125,103
    General and administrative expenses                           32,222            30,635           118,797           112,232
    Taxes, licenses and fees                                       7,924             7,361            30,743            25,981
                                                          --------------    --------------    --------------    --------------
      Total commissions and expenses incurred                     72,699            69,114           284,511           263,316
    Less: commissions and expenses capitalized                   (12,057)          (10,437)          (43,619)          (38,123)
    Amortization of DAC and VOBA                                  10,546             7,444            43,243            27,370
                                                          --------------    --------------    --------------    --------------
      Net expense                                         $       71,188    $       66,121    $      284,135    $      252,563
                                                          ==============    ==============    ==============    ==============

DAC AND VOBA ANALYSIS
Balance, beginning of period                              $    2,703,953    $    2,386,071    $    2,429,993    $    2,230,444
    Cumulative effect of change in accounting principle                -                 -                 -             1,864
    Group coinsurance assumed                                          -                 -                 -            37,445
    Amount capitalized                                           133,050           125,395           528,872           445,173
    Amortization expense                                         (79,765)          (89,274)         (318,035)         (287,428)
    Adjustment for realized capital gains and losses                (329)            1,012            (1,647)            1,888
    Adjustment for FAS 115                                        65,142             6,789           182,868               607
                                                          --------------    --------------    --------------    --------------
Balance, end of period                                    $    2,822,051    $    2,429,993    $    2,822,051    $    2,429,993
                                                          ==============    ==============    ==============    ==============

                  JEFFERSON-PILOT CORPORATION AND SUBSIDIARIES
                             SHAREHOLDER INFORMATION

Listed NYSE: JP
---------------

Composite Stock Price and Dividends (Adjusted for 50% stock dividend effected
-----------------------------------
04/09/01)

                       High        Low       Close    Cash Dividend
                     --------   --------   --------   --------------
              4Q05   $  57.83   $  50.59   $  56.93   $        0.418
              3Q05      51.25      49.00      51.17            0.418
              2Q05      51.39      47.11      50.42            0.418
              1Q05      52.49      47.17      49.05            0.380
              2004      56.39      46.00      51.96            1.470
              2003      50.72      35.75      50.65            1.293
              2002      53.00      36.35      38.11            1.184
              2001      49.67      38.00      46.27            1.072
              2000      50.59      33.25      49.83            0.960
              1999      53.09      40.79      45.50            0.857

Transfer Agent and Dividend Reinvestment Agent
----------------------------------------------

     Wachovia Bank                           Phone: 800/829-8432
     Dividend Reinvestment Service           Fax: 704/590-7618
     1525 West W.T. Harris Blvd., 3C3        Email: equityservices@wachovia.com
     Charlotte, NC 28288-1153

Investor Relations
------------------

     Jefferson-Pilot Corporation             Phone: 336/691-3379
     Investor Relations - Dept. 3607
     P.O. Box 21008
     Greensboro, NC 27420
     investor.relations@jpfinancial.com

Corporate Website
-----------------

     www.jpfinancial.com